UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 8, 2007

Date of Report

(Date of earliest event reported)

CORE-MARK HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 8, 2007, the Board of Directors of Core-Mark Holding Company, Inc. (the “Company”) adopted a Statement of Policy regarding the 2007 Long-Term Incentive Plan (the “2007 LTIP”) proposed for approval by the Company’s stockholders at its Annual Meeting on May 15, 2007. The Statement of Policy prohibits re-pricing of stock options and re-grants of forfeited awards under the 2007 LTIP without stockholder approval.

A copy of the Statement of Policy is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

Number	Description
99.1	Statement of Policy Regarding 2007 Long-Term Incentive Plan, dated May 8, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ Stacy Loretz-Congdon
Name:	Stacy Loretz-Congdon
Title:	Chief Financial Officer

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